Exhibit 4.37

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN

EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

NON-EXCLUSIVE LICENSE AGREEMENT BETWEEN BIONTECH AG AND ACUITAS THERAPEUTICS INC

EXECUTION COPY COVID-19 VACCINE

NON-EXCLUSIVE LICENSE AGREEMENT

by and between

ACUITAS THERAPEUTICS, INC.

and

BIONTECH RNA PHARMACEUTICALS GMBH

dated

April 7, 2020

Table of Contents

(continued)

List of Appendices

Appendix 1.1	Patents within the Acuitas LNP Technology as of the License Agreement Effective
Date

Appendix 1.17	Dual Improvement Patents

Appendix 1.23	Jointly Owned Patents

Appendix 1.53	Description of the Target(s)

Appendix 2.4	Technology Transfer Agreement

Appendix 9.2	Exceptions to Acuitas’ Representations and Warranties in Section 9.2

License Agreement

This License Agreement (“License Agreement”), dated as of April 7, 2020 (the “License Agreement Effective Date”), is made by and between Acuitas Therapeutics Inc., a British Columbia corporation (“Acuitas”), and BioNTech RNA Pharmaceuticals GmbH, a German corporation (“BioNTech”). Each of Acuitas and BioNTech may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Acuitas has proprietary LNP Technology (as defined below);

WHEREAS, BioNTech has expertise and intellectual property relating to mRNA Constructs (as defined below) as well as to formulation development including non-clinical testing and GMP manufacturing;

WHEREAS, Acuitas and BioNTech are parties to that certain Development and Option Agreement (dated July 10, 2017) (the “Development and Option Agreement”) pursuant to which BioNTech has options to take licenses under the Acuitas LNP Technology (as defined below) with respect to BioNTech’s mRNA Constructs; and

WHEREAS, pursuant to the terms of the Development and Option Agreement, BioNTech has exercised an option with respect to the Target (as defined below) and the Parties are now entering into a licensing arrangement whereby BioNTech will have a license under the Acuitas LNP Technology to develop and commercialize Licensed Products (as defined below) based on such Target.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions.

The following terms and their correlatives will have the following meanings:

1.1 “Acuitas LNP Technology” means any and all LNP Technology Controlled by Acuitas or any of its Affiliates as of the License Agreement Effective Date or at any time during the Term, including Acuitas’ right and interest in any Technology created, conceived or reduced to practice under the Development and Option Agreement and necessary or useful for the research, development, manufacturing and commercialization of Licensed Products. Unless otherwise set forth herein, Acuitas LNP Technology will exclude Jointly Owned Patents and Dual Improvement Patents.

1.2 “Acuitas Indemnitiees” has the meaning set forth in Section 9.6(a).

1.3 “Affiliate” of a person or entity means any other entity which (directly or indirectly) is controlled by, controls or is under common control with such person or entity. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to an entity will mean (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with the voting power to direct the management and policies of such entity, provided that if local Law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Law, be owned by foreign interests.

1.4 [***]

1.5 “cGMP” means current Good Manufacturing Practices as specified in the U.S. C.F.R., ICH Guideline Q7A, or equivalent Laws of an applicable Regulatory Authority at the time of manufacture.

1.6 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.7 “Change of Control” with respect to Acuitas, shall be deemed to have occurred if during the Term (i) any person or entity is or becomes the “beneficial owner”, directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Acuitas then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions of Acuitas representing fifty percent (50%) or more of the total voting power of all outstanding classes of voting stock of Acuitas or has the power, directly or indirectly, to elect a majority of the members of the Acuitas’ board of directors, or similar governing body; or (ii) Acuitas enters into a merger, consolidation or similar transaction with another person or entity; or (iii) Acuitas sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of Acuitas’ consolidated total assets to which this Agreement relates; or (iv) the holders of capital stock of Acuitas approve a plan or proposal for the liquidation or dissolution of Acuitas.”

1.8 “Combination Product” means a Licensed Product that is combined and sold together (but not, for avoidance of doubt, formulated together) with at least one additional active ingredient/product other than a Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7) or equivalent Laws in other jurisdictions, provided however, [***]

1.9 “Competitive Product” shall mean a product that is, or can reasonably be, used for the same Indication as a Licensed Product.

1.10 “Indication” shall mean an individual disease or clinical condition with respect to which at least one adequate and well controlled study is required to support inclusion of such disease or condition in the indication statement of an FDA approved package insert for a Licensed Product.

1.11 “Confidential Information” has the meaning set forth in Section 8.1.

1.12 “Control” or “Controlled” means, with respect to any Know-How or Patent, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this License Agreement or the Development and Option Agreement) by Acuitas or its Affiliates of the ability to grant to BioNTech a license or access to such Know-How or Patent as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party and without owing any milestone, royalty or other monetary obligations to a Third Party.

1.13 “Covered Product” means a Licensed Product covered by one or more Valid Claims of the Acuitas LNP Technology.

1.14 “Covers”, with reference to (a) a Patent, means that the manufacture, development or commercialization of a Licensed Product would infringe a Valid Claim of such Patent in the country in which such activity occurs; and (b) Know-How, means that the manufacture, development or commercialization of a Licensed Product incorporates or embodies such Know-How.

1.15 “Development and Option Agreement” has the meaning set forth in the Preamble.

1.16 “Disclosing Party” has the meaning set forth in Section 8.1

1.17 “Dual Improvement Patents” means the Patents listed in Appendix 1.17 hereto, as amended from time to time.

1.18 “Field of Use” means use of Licensed Product for human therapeutic and prophylactic applications.

1.19 “First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.

1.20 “Fusion Protein” [***]

1.21 “Indemnification Claim Notice” has the meaning set forth in Section 9.6(c).

1.22 “Indemnified Party” has the meaning set forth in Section 9.6(c).

1.23 “Jointly Owned Patents” means the Patents listed in Appendix 1.23 hereto, as amended from time to time.

1.24 “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, provided it is confidential and proprietary, and regardless of whether patentable, in written, electronic or any other form.

1.25 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.26 “License Agreement” has the meaning set forth in the Preamble.

1.27 “License Agreement Effective Date” has the meaning set forth in the Preamble.

1.28 “Licensed Product(s)” means [***] product(s) consisting of Lipid Nanoparticles (LNP) containing [***] mRNA Constructs [***] where such product is derived from, is based on, or utilizes any Acuitas LNP Technology. For the avoidance of doubt, the term “Licensed Product” in respect of the Target [***].

1.29 “LNP Technology” means Technology that claims, embodies or incorporates delivery systems (and components thereof) based on or incorporating lipid nanoparticles (LNP).

1.30 “LNP Technology Patent(s)” means Patents comprised in the Acuitas LNP Technology, including any future Patent which will become part of the Acuitas LNP Technology during the Term and further including Acuitas’ rights in the Jointly Owned Patents, unless otherwise set forth herein.

1.31 “Losses” has the meaning set forth in Section 9.6(a).

1.32 “Major Market Countries” means Canada, United States, Japan, France, Germany, Spain, Italy, or United Kingdom.

1.33 “mRNA Construct” [***]

1.34 “mRNA Technology” means Technology that claims, embodies or incorporates expression systems (and components thereof), based on or incorporating mRNA.

1.35 “Milestones” means the milestones payable pursuant to Section 4. 1.36 “Milestone Event” has the meaning set forth in Section 4.1. 1.37 “Milestone Payment” has the meaning set forth in Section 4.1.

1.38 “Net Sales” means, with respect to any Licensed Product, [***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

[***]

[***]

[***]

[***]

1.39 “Patent(s)” means an (i) issued patent, a patent application, and a future patent issued from any such patent application, (ii) a future patent issued from a patent application filed in any country worldwide which claims priority from a patent or patent application of (i), and (iii) any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, utility models, supplementary protection certificates and renewals based on any patent or patent application under (i) or (ii), but not including any rights that give rise to regulatory exclusivity periods (other than supplementary protection certificates, which will be treated as “Patents” hereunder).

1.40 “Patent Costs” means the reasonable, documented, out-of-pocket costs and expenses paid to outside legal counsel, and filing and maintenance expenses, actually and reasonably incurred by a Party in prosecuting and maintaining Patents and enforcing and defending them.

1.41 “Phase 1 Study” means a human clinical trial of a Licensed Product in any country, the primary purpose of which is the determination of safety and which may include the determination of pharmacokinetic and/or pharmacodynamic profiles in healthy individuals or a diseased patient population. A Phase 1 Study in a diseased patient population may include, in addition to primary determination of safety, dose exploration and a determination of preliminary efficacy of a product in the target patient population. For clarity, a particular human clinical trial of a Licensed Product will not be considered both a Phase 1 Study and a Phase 2 Study for the purposes of Milestone payments under Section 4.1.

1.42 “Phase 2 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a human clinical trial (other than a Phase 1 Study) in which the primary purpose is dose exploration, dose response, duration of effect, kinetics or preliminary efficacy and safety of a product in the target patient population, or (b) a controlled dose-ranging clinical trial to evaluate further the efficacy and safety of such product in the target patient population and to define the optimal dosing regimen.

1.43 “Phase 3 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a controlled study of a product in the target patient population of the efficacy and safety of such product which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such product.

1.44 “Pre-Existing Restrictions” means, with respect to a Target, that (a) [***] (“Pre-Existing Third Party Restrictions”), or (b) [***] (“Pre-Existing Internal Restrictions”).

1.45 “Receiving Party” has the meaning set forth in Section 8.1.

1.46 “Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals (including BLAs and MAAs), licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell or market a product in such country or some or all of such extra-national territory, including any pricing or reimbursement approvals.

1.47 “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental authority, in any jurisdiction in the world, involved in the granting of Regulatory Approval.

1.48 “ [***] Target” means the [***]

1.49 “Royalty Term” has the meaning set forth in Section 4.2(d).

1.50 “BioNTech Indemnitees” has the meaning set forth in Section 9.6(b).

1.51 “Solely Owned IP” has the meaning set forth in Article 5.

1.52 “Sublicensee” means any Third Party that is granted a sublicense as permitted by Section 2.2, either directly by BioNTech or its Affiliates or indirectly by any other Sublicensee hereunder.

1.53 “Target” means the proteins described in Appendix 1.53 and includes: (a) [***] naturally occurring human protein [***].

1.54 “Technology” means collectively Patents and Know-How. 1.55 “Term” has the meaning set forth in Section 10.1.

1.56 “Territory” means worldwide.

1.57 “Third Party” means any person or entity other than BioNTech, Acuitas and their respective Affiliates.

1.58 “Third Party Claims” has the meaning set forth in Section 9.6(a).

1.59 “Vaccine” means any product primarily intended (i) to elicit an adaptive immune response in the recipient against a specific disease-causing organism or malignancy as the result of presentation of antigen(s) associated with the disease-causing organism or malignancy; or (ii) to provide passive immune protection against a specific disease-causing organism.

1.60 “Vaccine Target” means Covid-19 Target as described in Appendix 1.53.

1.61 “Valid Claim” means, with respect to a particular country, any claim of (i) an issued and unexpired Patent; or (ii) a pending Patent claim, [***]

2. License Grants; Technology Transfer.

2.1 Licenses by Acuitas. Subject to the terms and conditions of this License Agreement, Acuitas hereby grants to BioNTech and its Affiliates (i) a non-exclusive, non-transferrable license, with the right to sublicense only as permitted by Section 2.3(b), under the Acuitas LNP Technology, to develop, have developed, make, have made, use and have used, sell, offer for sale, have sold and import and have imported Licensed Products in the Field of Use in the Territory and (ii) an exclusive, non-transferrable license, with the right to sublicense only as permitted by Section 2.3(b), under the Jointly Owned Program Patents, and any Dual Improvement Patents owned by Acuitas, to develop, have developed, make, have made, use and have used, sell, offer for sale, have sold and import and have imported Licensed Products within the scope of allowed and/or issued claims within any Major Market Country (whether or not expired) within the BioNTech mRNA Technology in the Field of Use in the Territory. [***]

2.2 Option to Convert Non-exclusive License. BioNTech will have a limited option to convert the non-exclusive license granted pursuant to Section 2.1 to an exclusive license. BioNTech will notify Acuitas and the Escrow Agent in writing of its desire to exercise the exclusive license option (“Conversion Option Notice”) and pay to Acuitas an escrow fee of [***] dollars (U.S.$ [***]). The Escrow Agent - on behalf of Acuitas - will review the Conversion Option Notice provided by BioNTech hereunder to determine whether or not any such proposed Target is on the Restricted Target List as of the date of such Option Conversion Notice. If the Target is subject to Pre-existing Restrictions, the Escrow Agent will notify BioNTech that the license set forth in Section 2.1 may not be converted to an exclusive license. If the Target is not subject to Pre-existing Restrictions, the Escrow Agent will notify BioNTech that the license set forth in Section 2.1 may be converted to an exclusive license upon BioNTech’s delivery of a signed Exclusive License Agreement in the form attached hereto as Exhibit 2.2 and payment of a conversion fee equal to (the difference between the nonexclusive and exclusive option fee under the Development and Option Agreement ([***] dollars (U.S.$ [***])) plus (the difference between any milestone fees paid under the nonexclusive license prior to the Conversion Option Notice and the milestone fees for such events under an exclusive license).

2.3 Sublicensing Rights.

(a) Transfer. The license granted in Section 2.1 [and option set forth in Section 2.2] is transferable only upon a permitted assignment of this License Agreement in accordance with Section 11.11.

(b) BioNTech Sublicenses. The licenses granted in Section 2.1 may be sublicensed (with the right to sublicense through multiple tiers), in full or in part, by BioNTech, its Affiliates or Sublicensees to Third Parties provided, that for any sublicense to Third Parties:

(i) Each sublicense will be in writing and on terms consistent with and subject to the terms of this License Agreement,

(ii) BioNTech will provide Acuitas with a copy of any sublicense agreement with a Sublicensee within [***] days of execution thereof, which sublicense agreement may be redacted as necessary to protect commercially sensitive information and shall be treated as BioNTech Confidential Information hereunder;

(iii) BioNTech will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were BioNTech hereunder; and

(iv) Any sublicense granted by BioNTech to any rights licensed to it hereunder shall terminate immediately upon the termination of the license from Acuitas to BioNTech and its Affiliates with respect to such rights, provided that such sublicensed rights shall not terminate if, as of the effective date of such termination pursuant to Sections 10.2, 10.3(a) or 10.4, a Sublicensee is not in material default of its obligations under its sublicense agreement, and within [***] days of such termination and a written notice by Acuitas and disclosure of this License Agreement to the Sublicensee, the Sublicensee agrees in writing to be bound directly to Acuitas under a license agreement substantially similar to this License Agreement with respect to the rights sublicensed hereunder, substituting such Sublicensee for BioNTech.

(c) Subcontractors. For clarity purposes, BioNTech is entitled to engage contract research organizations and contract manufacturing organizations for the development and manufacture of Licensed Products on behalf of BioNTech. To the extent such contract organizations require a license to perform such subcontracted activities under applicable Laws, BioNTech is entitled to grant a limited license without an obligation to meet the conditions of Section 2.2 (b)(ii) and (iv).

2.4 Technology Transfer. After the License Agreement Effective Date Acuitas will conduct a single full transfer of Acuitas LNP Technology to BioNTech and/or its designee(s) (which designee(s) may be an Affiliate or a Third Party cGMP manufacturer) as required for the applicable transferee of the then-current process. The technology transfer activities, the rights and obligations of the Parties, the reimbursement of Acuitas for the technology transfer activities, and the rights and licenses to any Technology generated in the course of the technology transfer will be as set forth in the Technology Transfer Agreement becoming effective on the License Agreement Effective Date and included in Appendix 2.4.

2.5 Updates to Appendix 1.1. Acuitas shall notify BioNTech at least once every [***] months of Patents that are added to the Acuitas LNP Technology following the License Agreement Effective Date or any Patents that have been abandoned or discontinued in accordance with the terms of this License Agreement. Appendix 1.1 shall be automatically updated to include any such added or deleted Patents.

2.6 Documents and Declarations. Acuitas shall execute all documents, give all declarations regarding the licenses granted hereunder and reasonably cooperate with BioNTech to the extent such documents, declarations and/or cooperation are required for the recording or registration of the licenses granted hereunder at the various patent offices in the Territory for the benefit of BioNTech, its Affiliates or their Sublicensees.

3. License Limitations. No licenses or other rights are granted by Acuitas hereunder to use any trademark, trade name, trade dress or service mark owned or otherwise Controlled by Acuitas or any of its Affiliates. All licenses and other rights are or shall be granted only as expressly provided in this License Agreement, and no other licenses or other rights is or shall be created or granted by either Party hereunder by implication, estoppel or otherwise.

4. Payments and Royalties.

~~Payment~~”) to Acuitas upon the first occurrence of each of the milestone events (each, a “~~Milestone Event~~”) by a Licensed Product as set forth below in this Section 4.1. BioNTech will notify Acuitas of the

4.1 Milestone Payments. BioNTech will make milestone payments (each, a “Milestone achievement of each Milestone Event within [***] business days of such achievement. Each Milestone Payment will be payable to Acuitas by BioNTech within [***] days of the achievement of the specified Milestone Event and such payments when owed or paid will be non-refundable and non-creditable. If one or more of the Milestone Events set forth below are not achieved or not required for any reason, the payment for such skipped Milestone Event will be due at the same time as the payment for the next achieved Milestone Event.

Milestone Event	Milestone Payment For Covered Products

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]

4.2 Royalties.

(a) Royalty. Subject to the remainder of this Section 4.2, on a country-by-country basis and a Licensed Product-by-Licensed Product basis,

(i) [***] BioNTech will pay to Acuitas a royalty of [***]% Net Sales.

[***]

(b) Third Party Royalty Payments. If BioNTech or its Affiliate or Sublicensee, in its reasonable judgment, considers it necessary or useful to obtain a license from any Third Party that Covers a Licensed Product in order to develop, manufacture or commercialize such Licensed Product the amount of BioNTech’s royalty obligations under Sections 4.1(a) will be reduced by [***] percent ([***]%) of the amount of the royalty payments made to such Third Party (“Third Party Royalty Payments”), provided, however, [***] For avoidance of doubt, Third Party Royalty Payments will include payments by BioNTech in connection with Acuitas sublicenses under Section 2.2.

(c) [***]

(d) Term. The royalty term (“Royalty Term”) shall expire on a country-by-country and Licensed Product-by-Licensed Product basis, on the last to occur of (i) expiration of the last to expire Valid Claim in the Acuitas LNP Technology that, but for the license described herein from Acuitas to BioNTech for the applicable Licensed Product, is infringed by the making, using or sale of such Licensed Product, (ii) expiration of any period of data exclusivity, market exclusivity or supplemental protection certificates covering the Licensed Product in such country; and (iii) [***] years after First Commercial Sale of Licensed Product in such country, provided [***]. For the avoidance of doubt, upon exhaustion of the obligation to pay Royalties to Acuitas as set forth above the continued use of Acuitas Know-How comprised in the LNP Technology for the development, manufacture and/or sale of the Licensed Product shall not, in and of itself, obligate BioNTech to pay further royalties to Acuitas. Thereafter, BioNTech’s license under Section 2.1 will become irrevocable, fully paid-up and royalty-free on a country-by-country and Licensed Product-by-Licensed Product basis.

(e) [***]

4.3 Payment Terms.

(a) Manner of Payment. All payments to be made by BioNTech hereunder will be made in U.S. dollars by wire transfer to such bank account as Acuitas may designate.

(b) Records and Audits. BioNTech shall keep, and shall cause each of its Affiliates and Sublicensees, as applicable, to keep adequate books and records of accounting for the purpose of calculating all royalties payable to Acuitas hereunder. For the [***] years next following the end of the calendar year to which each shall pertain, such books and records of accounting (including those of BioNTech’s Affiliates) shall be kept at each of their principal places of business and shall be open for inspection at reasonable times and upon reasonable notice by an independent certified accountant selected by Acuitas, and which is reasonably acceptable to BioNTech, for the sole purpose of inspecting the royalties due to Acuitas under this License Agreement. In no event shall such inspections be conducted hereunder more frequently than once every [***] months. Such accountant must have executed and delivered to BioNTech and its Affiliates, a confidentiality agreement as reasonably requested by BioNTech, which shall include provisions limiting such accountant’s disclosure to Acuitas to only the results and basis for such results of such inspection. The results of such inspection, if any, shall be binding on both Parties. Any underpayments shall be paid by BioNTech within [***] days of notification of the results of such inspection. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. Acuitas shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any calendar year shown by such inspection of more than [***] percent ([***]%) of the amount paid, BioNTech shall reimburse Acuitas for any reasonable out-of-pocket costs of such accountant.

(c) Reports and Royalty Payments. For as long as royalties are due under Section 4.2, BioNTech shall furnish to Acuitas a written report for each Calendar Quarter, showing the amount of Net Sales of Licensed Products and royalty due for such Calendar Quarter. Reports shall be provided within [***] ([***]) days of the end of the Calendar Quarter for Net Sales generated by BioNTech and its Affiliates, and within [***] ([***]) days of the end of the Calendar Quarter for Net Sales generated by Sublicensees. Royalty payments for each Calendar Quarter shall be due at the same time as the last such written report for the Calendar Quarter. The report shall include, at a minimum, the following information for the applicable Calendar Quarter, each listed by Licensed Product and by country of sale: (i) [***] (ii) [***] (iii) [***] (iv) [***] and (v) [***]. All such reports shall be treated as Confidential Information of BioNTech. [***].

(d) Currency Exchange. With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due to Acuitas hereunder will be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, payments will be calculated based on standard methodologies employed by BioNTech or its Affiliates or Sublicensees for consolidation purposes for the Calendar Quarter for which remittance is made for royalties.

(e) Withholding Taxes. BioNTech may withhold from payments due to Acuitas amounts for payment of any withholding tax that is required by Law to be paid to any taxing authority with respect to such payments. BioNTech will provide Acuitas all relevant documents and correspondence, and will also provide to Acuitas any other cooperation or assistance on a reasonable basis as may be necessary to enable Acuitas to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. BioNTech will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include BioNTech making payments from a single source in the U.S., where possible. Apart from any such permitted withholding and those deductions expressly included in the definition of Net Sales, the amounts payable by BioNTech to Acuitas hereunder will not be reduced on account of any taxes, charges, duties or other levies.

(f) Taxes on Income.Except as otherwise set forth in this Section 4.3, each Party shall be solely responsible for the payment of all taxes imposed on such Party’s income arising directly or indirectly from the activities of the Parties under this Agreement.

(g) Blocked Payments. In the event that, by reason of applicable law in any country, it becomes impossible or illegal for BioNTech or its Affiliates or Sublicensees to transfer, or have transferred on its behalf, payments owed to Acuitas hereunder, BioNTech will promptly notify Acuitas of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of Acuitas in a recognized banking institution designated by Acuitas or, if none is designated by Acuitas within a period of [***] days, in a recognized banking institution selected by BioNTech or its Affiliate or Sublicensee, as the case may be, and identified in a written notice given to Acuitas.

(h) Interest Due. If any payment due to Acuitas under this License Agreement is overdue (and is not subject to a good faith dispute), then BioNTech will pay interest thereon (before and after any judgment) at an annual rate of the lesser of [***] percent ([***]%) above the prime rate as reported in The Wall Street Journal, Eastern Edition, and [***], such interest to run from the date upon which payment of such sum became due until payment thereof in full together with such interest.

(i) Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Acuitas.

5. Ownership and Inventorship of IP. As between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this License Agreement (“Solely Owned IP”). Subject to the licenses hereunder and the other terms and conditions of this License Agreement or any other agreement between the Parties, each Party will be solely responsible for the prosecution and maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP.

6. Patent Prosecution and Maintenance.

6.1 Generally. As between the Parties and subject to Section 6.2 below, Acuitas (or its Third Party licensor, if any) will have the sole right, at its sole costs, to prosecute and maintain Acuitas LNP Technology Patents. Upon filing, Acuitas will provide BioNTech with copies of all applications for all such LNP Technology Patents, and will keep BioNTech timely updated about patent applications intended for grant. If BioNTech deems it necessary to file a divisional application before grant of the patent but Acuitas elects not to file such a divisional application, BioNTech will have the right to request the filing on its own costs under the provisions of Section 6.2(a). The Parties will enter into a joint patent prosecution and maintenance agreement with respect to prosecution and maintenance any and all Jointly Owned Patents and the Parties will share equally all costs in connection with such efforts.

6.2 Election Not to Prosecute or Maintain or Pay Patent Costs.

(a) By Acuitas. If Acuitas elects not (i) to file, prosecute or maintain any LNP Technology Patents (including filing a divisional application for any LNP Technology Patents)for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any such LNP Technology Patents then in each such case Acuitas will so notify BioNTech, promptly in writing and in good time to enable Acuitas to meet any deadlines by which an action must be taken to preserve such LNP Technology Patent in such country, if BioNTech so requests. Upon receipt of each such notice by Acuitas, BioNTech will have the right, but not the obligation, to notify Acuitas in writing on a timely basis that Acuitas should continue the prosecution and/or maintenance and/or file divisional application of such LNP Technology Patent in the respective country, and thereafter, Acuitas would prosecute and maintain such LNP Technology Patent in such country at the sole direction of BioNTech, Acuitas would make available to BioNTech all documentation and correspondence with respect to such Acuitas LNP Technology Patent, and BioNTech would compensate the reasonable Patent Costs incurred by Acuitas in connection with such efforts, i.e., Patent Costs which Acuitas would not have had incurred if it had elected not to file, prosecute or maintain the respective Acuitas LNP Technology Patent. BioNTech’s license to such Acuitas LNP Technology Patent hereunder under Section 2.1 will be, irrevocable and royalty free, and such Acuitas LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology in such country for purposes of this License Agreement. BioNTech is entitled to discontinue the payment of Patent Costs for any LNP Technology Patents at any time, provided that it will so notify Acuitas in writing in time for such discontinuance.

(b) By BioNTech. If BioNTech elects not (i) to file, prosecute or maintain any Jointly Owned Patents for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any Jointly Owned Patents then in each such case BioNTech will so notify Acuitas, promptly in writing and in good time to enable BioNTech to meet any deadlines by which an action must be taken to preserve such Jointly Owned Patent in such country at Acuitas’ expense, if Acuitas so requests. Upon receipt of each such notice by BioNTech, Acuitas will have the right, but not the obligation, to notify BioNTech in writing on a timely basis that BioNTech should transfer the prosecution or maintenance of such Jointly Owned Patent to Acuitas and at Acuitas’ sole expense and such LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology in such country for purposes of this License Agreement. Acuitas is entitled to discontinue the payment of Patent Costs for any Jointly Owned Patents at any time, provided that it will so notify BioNTech in writing in time for such discontinuance.

6.3 Regulatory Exclusivity Periods. With respect to any Patent listings required for any regulatory exclusivity periods for Licensed Products the Parties will discuss and seek to reach mutual agreement, subject to Applicable Law, on which Acuitas LNP Technology Patents to list. Except where required under Applicable Law, without the written consent of BioNTech, Acuitas will not apply for, and is not authorized under this Agreement to apply for, any Patent listings required for any regulatory exclusivity periods for any Licensed Product. For the avoidance of doubt, Acuitas is not restricted from applying for any Patent listings required for any regulatory exclusivity periods for any product but the Licensed Products.

6.4 Cooperation. Each Party will reasonably cooperate with the other Party in those activities involving the Acuitas LNP Technology Patents set forth in Sections 6.1 to 6.3. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of BioNTech and Acuitas and their respective Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable such activities in respect of any such Acuitas LNP Technology Patents in any country.

7. Patent Enforcement and Defense.

7.1 Notice. To the extent not in breach of an obligation of confidentiality, each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of any Acuitas LNP Technology Patents by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Acuitas LNP Technology Patents, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto.

7.2 Enforcement and Defense.

(a) Enforcement. As between the Parties, Acuitas (or its Third Party licensor, or licensee if any) will have the first right, but not the obligation, to seek to abate any infringement of the Acuitas LNP Technology Patents by a Third Party, or to file suit against any such Third Party for such infringement provided that (i) Acuitas shall bear all the expense of such suit or abatement of infringement, and (ii) BioNTech shall have the first right but not the obligation to take action or bring suit against such Third party infringer with respect to: (A) Jointly Owned Patents; and/or (B) any other LNP Technology Patents that, on the date of first notice of such infringement, are necessary or useful for the research, development, manufacturing and commercialization of Licensed Product but not necessary or useful for the research, development, manufacturing and commercialization of any LNP-comprising product that is exclusively licensed or optioned to a Third Party or is under late stage development by Acuitas; provided that BioNTech shall bear all the expense of such suit or abatement of infringement. If the Party first responsible for such enforcement elects not to take action or to bring suit to prosecute such infringement or to continue such action or suit, it shall notify the other Party of such election within [***] days after become aware of or receipt of the notice of the infringement or after the election to stop any such action or suit. If after the expiration of the [***] days period (or, if earlier, the date upon which the responsible Party provides written notice that it does not plan to bring such action) the responsible Party has neither obtained a discontinuance of infringement nor filed suit against any such Third Party infringer of such Patent, then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to prosecute an infringement of an LNP Technology Patent, BioNTech shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided the infringement is with respect to a product related to the Target(s) being the subject of this License Agreement, and further provided that BioNTech shall bear all the expenses of such suit and (ii) in the case of a BioNTech election not to prosecute an infringement of a Jointly Owned Patents or LNP Technology Patent, Acuitas shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided that Acuitas shall bear all the expenses of such suit.

(b) Defense. As between the Parties, Acuitas (or is Third Party licensor or licensee, if any) will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging any Acuitas LNP Technology Patents, other than: (i) Jointly Owned Patents; and (ii) any other LNP Technology Patents that, on the date of first notice of such action, are not necessary or useful for the research, development, manufacturing and commercialization of any LNP-comprising product that is exclusively licensed or optioned to a Third Party or is under Late Stage Development by Acuitas, and as between the Parties, BioNTech will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging Jointly Owned Patents and/or such other LNP Technology Patents. If the Party first responsible for such defense does not take steps to defend within a commercially reasonably time, or elects not to continue any such defense (in which case it will promptly provide notice thereof to the other Party), then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to defend an LNP Technology Patent, BioNTech shall have the right, but not the obligation, to take defend any LNP Technology Patents that cover Licensed Product and no other product licensed or optioned by Acuitas to a Third Party or commercialized by Acuitas provided that BioNTech shall bear all the expenses of such suit and (ii) in the case of a BioNTech election not to defend the Jointly Owned Patents, Acuitas shall have the right, but not the obligation, to take action or bring suit to defend such Patents, provided that Acuitas shall bear all the expenses of such suit.

(c) Notwithstanding the foregoing, any response to a Third Party infringer’s counterclaim of invalidity or unenforceability of any Acuitas LNP Technology Patents shall be controlled by the Party who controls the relevant enforcement proceeding pursuant to Section 7.2 (a) unless otherwise mutually agreed by the Parties.

(d) Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 7.2 which may be controlled by either BioNTech or Acuitas:

(i) If the controlling Party ceases to pursue or withdraws from such action, it will promptly notify the other Party (in good time to enable the other Party to meet any deadlines by which any action must be taken to preserve any rights in such infringement or defensive action) and such other Party may substitute itself for the withdrawing Party, shall be granted the right and standing to sue in the other Party’s name, and proceed under the terms and conditions of this Section 7.2.

(ii) The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including (A) providing access to relevant documents and other evidence, (B) making its and its Affiliates and licensees and Sublicensees and all of their respective employees, subcontractors, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (C) if necessary, by being joined as a party, subject for this clause (C) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those Patent Costs incurred by such Party in connection with such joinder. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii) Each Party will have the right to participate or otherwise be involved in any such action controlled by the other Party, in each case at the participating (i.e., non-controlling) Party’s sole cost and expense. If a Party elects to so participate or be involved, the controlling Party will provide the participating Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling Party will take into account reasonable requests of the participating Party regarding such enforcement or defense.

(e) Settlement. Neither Party will settle or consent to an adverse judgment in any action described in this Section 7.2 and controlled by such Party, including any judgment which affects the scope, validity or enforcement of any Acuitas LNP Technology Patents involved therewith, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed).

(f) Damages. Unless otherwise agreed by the Parties, all monies recovered upon the final judgment or settlement of any action which may be controlled by either BioNTech or Acuitas and described in Section 7.2(a) or 7.2(b) in each case will be used first to reimburse the controlling Party, and thereafter the non-controlling Party, for each of their out-of-pocket costs and expenses relating to the action, with the balance of any such recovery to be divided as follows:

(i) To the extent such recovery reflects lost profits damages, BioNTech will retain such lost profits recovery, less the amount of royalties payable to Acuitas by treating such lost profits recovery as “Net Sales” hereunder; and

(ii) To the extent such recovery reflects reasonable royalty damages, [***] percent ([***]%) to the Party controlling the action and [***] percent ([***]%) to the other Party.

8. Confidentiality.

8.1 Confidential Information. Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this License Agreement, certain proprietary or confidential information of Disclosing Party in connection with this License Agreement. The term “Confidential Information” means all information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, that are disclosed or made available by or on behalf of the Disclosing Party to the Receiving Party in connection with this License Agreement.

8.2 Restrictions. During the Term and for [***] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information, but in no event less than reasonable care. Receiving Party will not use Disclosing Party’s Confidential Information except for in connection with the performance of its obligations and exercise of its rights under this License Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent to Receiving Party’s Affiliates, and each of their employees, subcontractors, consultants and agents who have a need to know such Confidential Information in order to perform their obligations and exercise their rights under this License Agreement and who are under written obligation to comply with the restrictions on use and disclosure that are no less restrictive than those set forth in this Section 8.2. Receiving Party assumes responsibility for such entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

8.3 Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to a specific portion of the Disclosing Party’s Confidential Information to the extent that Receiving Party can demonstrate that such portion: (i) was known to Receiving Party or any of its Affiliates prior to the time of disclosure by the Disclosing Party without obligation of confidentiality; (ii) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (iii) is obtained on a non-confidential basis by Receiving Party or any of its Affiliates from a Third Party who to Receiving Party’s knowledge is lawfully in possession thereof and under no obligation of confidentiality to Disclosing Party; or (iv) has been independently developed by or on behalf of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information.

8.4 Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a) in order and to the extent required to comply with applicable Law (including any securities Law or regulation or the rules of a securities exchange) or with a legal, regulatory or administrative proceeding;

(b) in connection with prosecuting or defending litigation, and filing, prosecuting and enforcing LNP Technology Patents in connection with Receiving Party’s rights and obligations pursuant to this License Agreement; and

(c) to acquirers or permitted assignees; investment bankers, investors and lenders, including potential acquirers, assignees, investment bankers, and lenders;

(d) in the case of BioNTech, to (i) subcontractors; or (ii) potential licensees or collaboration partners, but in case (ii) only such information that is reasonably necessary or useful for the potential licensee or partner to evaluate the applicable Licensed Product, and LNP/Licensed Product manufacturing processes, but excluding the particular chemical structure and formulation of any LNPs (which excluded information may be disclosed to such potential licensee or partner upon Acuitas’ prior written consent);

provided that (1) where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant to subsections (a) and (b) sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to subsections (c) and (d), each of those entities are required to comply with the restrictions on use and disclosure in Section 8.2 (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

8.5 Return of Confidential Information. Upon expiry or earlier termination of this License Agreement, upon written request of a Party (such request, if made, to be made within [***] months of such expiry or termination) the other Party will destroy or return (as shall be specified in such request) to the requesting Party all copies of the Confidential Information of the requesting Party; provided that the Party may retain: (i) one copy of such Confidential Information for record-keeping purposes, for the sole purpose of ensuring compliance with this Agreement; (ii) any copies of such Confidential Information as is required to be retained under applicable Law; (iii) any copies of such Confidential Information as is necessary or useful for such Party to exercise a right or fulfill an obligation under another License Agreement, if any, or as set forth in this License Agreement; and (iv) any copies of any computer records and files containing Confidential Information that have been created by such Party’s routine archiving/backup procedures.

8.6 Publications. Notwithstanding anything in this License Agreement to the contrary, BioNTech is permitted to publish the results of its development under this License Agreement, provided, however, that it will not disclose Acuitas Confidential Information in any publication by BioNTech of the results of any Licensed Product development by BioNTech without Acuitas’ prior written consent, which will not be unreasonably withheld, conditioned or delayed.

8.7 Terms of this License Agreement; Publicity. The Parties agree that the existence and terms of the Parties’ relationship and this License Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.4. Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to the existence of this License Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party.

9. Warranties; Limitations of Liability; Indemnification.

9.1 Representations and Warranties. Each Party represents and warrants to the other as of the License Agreement Effective Date that:

(a) it is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated,

(b) it has the legal right and power to enter into this License Agreement, to extend the rights and licenses granted or to be granted to the other in this License Agreement, and to fully perform its obligations hereunder,

(c) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this License Agreement and the performance of its obligations hereunder and

(d) this License Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

9.2 Additional Representations of Acuitas. Except as set forth on Appendix 9.2, Acuitas hereby represents and warrants to BioNTech as of the License Agreement Effective Date as follows:

(a) Impairment. Neither Acuitas nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights including Know-How, that would in any way conflict with or impair the scope of any rights or licenses granted to BioNTech hereunder, including under any of the agreements which Acuitas has identified to BioNTech prior to the License Agreement Effective Date.

(b) Patents. Appendix 1.1 sets forth a complete and accurate list of all LNP Technology Patents. Acuitas Controls, and will Control during the Term, the LNP Technology Patents listed on Appendix 1.1 and the Know-How within the Acuitas LNP Technology, and is entitled to grant the licenses specified herein. To Acuitas’ knowledge, the LNP Technology Patents have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the LNP Technology Patents is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and to Acuitas’ knowledge as of the License Agreement Effective Date, no Acuitas LNP Technology is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. Neither Acuitas nor any of its Affiliates has received any notice alleging that the LNP Technology Patents are invalid or unenforceable, or challenging Acuitas’ ownership of or right to use any such rights before the Effective Date.

(c) Entire LNP Technology. The Acuitas LNP Technology licensed to BioNTech under this License Agreement comprises all Technology Controlled by Acuitas which is required to develop, manufacture and commercialize the Licensed Products.

(d) Encumbrances. Acuitas and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this License Agreement. Until the License Agreement Effective Date, neither Acuitas nor any of its Affiliates has granted any license or security interests on the Acuitas LNP Technology, and the Acuitas LNP Technology as licensed hereby is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.

(e) Defaults. The execution, delivery and performance by Acuitas of this License Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Acuitas is a party or by which it is bound, including each of the agreements which Acuitas has identified to BioNTech prior to the License Agreement Effective Date, in each case as would reasonably be expected to have a material adverse effect on the rights granted to BioNTech hereunder.

(f) Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Acuitas, currently threatened in writing against or affecting Acuitas that questions the validity of this License Agreement or the right of Acuitas to enter into this License Agreement or consummate the transactions contemplated hereby or that relates to the Acuitas LNP Technology.

(g) Infringement. Neither Acuitas nor any of its Affiliates has received any notice of any claim, nor does Acuitas or its Affiliates have any knowledge of any basis for any claim, that any Patent, Know-How or other intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the practice of any Acuitas LNP Technology in connection with the production, use, research, development, manufacture or commercialization of any Licensed Product.

(h) Third Party Infringement. To Acuitas’ knowledge, no Third Party is infringing or has infringed any Patent within the Acuitas LNP Technology or is misappropriating or has misappropriated any Know-how within the Acuitas LNP Technology.

9.3 Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LICENSE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND UNDER THIS LICENSE AGREEMENT, EITHER EXPRESS OR IMPLIED.

9.4 No Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS LICENSE AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE TO THE OTHER OR ANY THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS LICENSE AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT THIS SECTION 9.4 WILL NOT APPLY TO BREACHES OF A PARTY’S OBLIGATIONS OR UNDER ARTICLE NINE OR THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTION 9.6.

9.5 Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this License Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this License Agreement in connection therewith.

9.6 Indemnification.

(a) Indemnification by BioNTech. BioNTech will indemnify Acuitas, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Acuitas Indemnitees”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Acuitas Indemnitees to the extent arising from or occurring as a result of: (i) the breach by BioNTech of any provision of this License Agreement; (ii) any negligence or willful misconduct on the part of any BioNTech Indemnitee; or (iii) the development or commercialization by or on behalf of BioNTech or any of its Affiliates or Sublicensees of Licensed Product other than if related to an LNP component thereof, except in each case (i)-(iii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of an Acuitas Indemnitee or Acuitas’ breach of this License Agreement.

(b) Indemnification by Acuitas. Acuitas will indemnify BioNTech, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “BioNTech Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against BioNTech Indemnitees to the extent arising from or occurring as a result of: (i) the breach by Acuitas of any provision of this License Agreement; or (ii) any negligence or willful misconduct on the part of any Acuitas Indemnitee, or (iii) [***].

(c) Notice of Claim. All indemnification claims provided for in Sections 9.6(a) and 9.6(b) will be made solely by such Party to this License Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 9.6(a) and 9.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

(d) Defense, Settlement, Cooperation and Expenses.

(i) Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the

Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to such counsel and a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including reasonable attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

(ii) Right to Participate in Defense. Without limiting Section 9.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (i) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.6(d)(i) (in which case the Indemnified Party will control the defense) or (ii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, in which case the indemnifying Party will assume one hundred percent (100%) of any such costs and expenses of counsel for the Indemnified Party.

(iii) Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.

(iv) Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other indemnified party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith, at the indemnifying Party’s expense. Such cooperation will include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

(v) Costs and Expenses. Except as provided above in this Section 9.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.7 Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this License Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the respective industry of such Party for the activities to be conducted by such Party under this License Agreement. Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this License Agreement.

10. Term and Termination.

10.1 Term. This License Agreement will commence as of the License Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a Licensed Product-by-Licensed Product and a country-by-country basis, until there are no more payments owed to Acuitas in such country (the longest such period of time hereunder, the “Term”). Upon there being no more such payments hereunder in such country, the license contained in Section 2.1 will become fully paid up and will remain in effect with respect to such Licensed Product in such country.

10.2 Termination by Acuitas.

(a) Breach. Acuitas will have the right to terminate this License Agreement in full upon delivery of written notice to BioNTech in the event of any material breach by BioNTech of any terms and conditions of this License Agreement, provided that such breach has not been cured within [***] days after written notice thereof is given by Acuitas to BioNTech specifying the nature of the alleged breach.

(b) Disputed Breach. If BioNTech disputes in good faith the existence or materiality of a breach specified in a notice provided in accordance with Section 10.2(a), and BioNTech provides Acuitas notice of such dispute within such [***] -day period, then Acuitas shall not have the right to terminate this License Agreement under Section 10.2(a) unless and until it is finally determined, in accordance with Section 11.1, that BioNTech has materially breached this License Agreement and that BioNTech fails to cure such breach within [***] days following such decision. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this License Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. During the pendency of any such dispute, BioNTech shall pay to Acuitas all Acuitas Milestone payments and royalty payments set forth herein.

10.3 Termination by BioNTech.

(a) Breach. BioNTech will have the right to terminate this License Agreement in full upon delivery of written notice to Acuitas in the event of any material breach by Acuitas of any terms and conditions of this License Agreement, provided that such breach has not been cured within [***] days after written notice thereof is given by BioNTech to Acuitas specifying the nature of the alleged breach.

(b) Discretionary Termination. BioNTech will have the right (i) to terminate this License Agreement in full at its discretion for any reason by delivering written notice to Acuitas, such termination to be effective [***] days following the date of such notice.

(c) Alternative to Termination Under Section 10.3(a). If BioNTech has the right to terminate this License Agreement under Section 10.3(a) as a result of a material breach by Acuitas (including following expiration of all applicable cure periods thereunder) that fundamentally impairs the value of BioNTech’s rights hereunder with respect to the Licensed Target, then BioNTech may, in lieu of exercising such termination right, elect by written notice to Acuitas before the end of such applicable cure period to have this License Agreement continue in full force and effect for the Term, provided that the following will apply: [***].

10.4 Termination Upon Bankruptcy. All rights and licenses granted under or pursuant to this License Agreement by Acuitas are, and will otherwise be deemed to be, for purposes of Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “Insolvency Legislation”), a grant of “right to use intellectual property” as used in the Insolvency Legislation. The Parties agree that BioNTech and its Affiliates and Sublicensees, as licensees of such rights under this License Agreement, will retain and may fully exercise all of their rights and elections under the Insolvency Legislation subject to the payment of amounts provided for herein. Without limiting BioNTech’s rights under the Insolvency Legislation, if Acuitas becomes insolvent or makes an assignment for the benefit of its creditors or there is filed by or against the Acuitas any bankruptcy, receivership, reorganization or similar proceeding (an “Insolvency Event”) pursuant to or under the Insolvency Legislation or otherwise, BioNTech shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Acuitas, shall be promptly delivered to it (i) before this License Agreement is rejected by or on behalf of Acuitas, within [***] days after BioNTech’s written request, unless Acuitas, or its trustee or receiver, elects within [***] days to continue to perform all of its obligations under this License Agreement, or (ii) after any rejection of this License Agreement by or on behalf of Acuitas, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 10.4(b) and under Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this License Agreement, the Insolvency Legislation, and any other applicable Laws. BioNTech shall have the right to perform the obligations of Acuitas hereunder with respect to such intellectual property, but neither such provision nor such performance by BioNTech shall release Acuitas from any such obligation or liability for failing to perform it.

10.5 Effects of Termination. Upon termination (but not expiration pursuant to Section 10.1) of this License Agreement for any reason:

(a) Cessation of Rights. Except as otherwise expressly provided herein, including in Sections 8.5, 10.3(c) and 10.5(b), all rights and licenses granted by Acuitas to BioNTech in Section 2.1 will terminate.

(b) Sell Off. Notwithstanding the termination of BioNTech’s licenses and other rights under this License Agreement, BioNTech shall retain the right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products, in each case that is intended for distribution, sale or disposition in the Territory, for a period of not more than [***] months following the date of the effective termination, as though this License Agreement had not been terminated, and such distribution, sale or other disposition shall not constitute infringement of the Patents or other intellectual property or proprietary rights of Acuitas or its Affiliates. BioNTech’s right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products pursuant to this Section 10.5 (b) shall be subject to BioNTech’s continuing obligation to pay royalties with respect to the Net Sales.

10.6 Survival. In addition to the termination consequences set forth in Section 10.5, the following provisions will survive termination or expiration of this License Agreement: Articles 1 and 8 and Sections 4.4, 5.1, 9.3, 9.4, 9.6, 9.7, 10.4, 10.5, 10.6, 11.1, 11.2, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11 and 11.12. Termination or expiration of this License Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this License Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this License Agreement.

11. General Provisions.

11.1 Dispute Resolution.

(a) Disputes. Disputes arising under or in connection with this License Agreement will be resolved pursuant to this Section 11.1; provided, however, that in the event a dispute cannot be resolved without an adjudication of the rights or obligations of a Third Party (other than any BioNTech Indemnitees or Acuitas Indemnitees identified in Section 9.6), the dispute procedures set forth Sections 11.1(c) and 11.1(c) will be inapplicable as to such dispute.

(b) Dispute Escalation. In the event of a dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within [***] days, any Party may, by written notice to the other, have such dispute referred to each Party’s [***], who will attempt in good faith to resolve such dispute by negotiation and consultation for a [***] day period following receipt of such written notice

(c) Dispute Resolution. In the event the [***] of the Parties are not able to resolve such dispute as set forth above, the Parties agree to try to solve such dispute amicably by mediation. The Parties shall conduct a mediation procedure according to the Mediation Rules of the World Intellectual Property Organization (WIPO) in effect on the date of the commencement of the mediation proceedings. The location of the mediation proceedings will be London, England. The number of mediators will be    [***]. The language of the mediation proceedings will be English. If the dispute has not been settled pursuant to the said rules within [***] days following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration. Any dispute relating to the validity performance, construction or interpretation of this Agreement, which cannot be resolved amicably between the Parties after following the procedure set forth in this Section 11.1, shall be submitted to arbitration in accordance with the Arbitration Rules of WIPO in effect on the date of the commencement of the arbitration proceedings. The location of the arbitration proceedings will be London, England. The number of arbitrators will be [***]. The language of the arbitration proceeding will be English. The decision of the arbitrators shall be final and binding upon the Parties (absent manifest error on the part of the arbitrator(s)) and enforceable in any court of competent jurisdiction.

(d) Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 11.1, in the event of an actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.

(e) Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 11.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result.

(f) Prevailing Party. The prevailing Party in any arbitration under Section 11.1(c) or any other suit related to this License Agreement will be entitled to recover from the losing Party all out-of-pocket fees, costs and expenses (including those of attorneys, professionals and accountants and all those arising from appeals and investigations) incurred by the prevailing Party in connection with such arbitration or suit.

11.2 Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at Law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this License Agreement may cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party may be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of Law or equity, including money damages.

11.3 Relationship of Parties. Nothing in this License Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied third party beneficiaries hereunder (except for BioNTech Indemnitees and Acuitas Indemnitees for purposes of Section 9.6). For clarity, BioNTech does not grant to Acuitas any rights or licenses under this License Agreement to any BioNTech technology or intellectual property rights.

11.4 Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

11.5 Governing Law. This License Agreement will be governed by and construed in accordance with the Laws of England and Wales, without respect to its conflict of Laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.

11.6 Counterparts; Facsimiles. This License Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this License Agreement by either Party will constitute a legal, valid and binding execution and delivery of this License Agreement by such Party.

11.7 Headings. All headings in this License Agreement are for convenience only and will not affect the meaning of any provision hereof.

11.8 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this License Agreement. Accordingly, the rule of construction that any ambiguity in this License Agreement will be construed against the drafting party will not apply.

11.9 Interpretation. Whenever any provision of this License Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this License Agreement as an entirety and not solely to the particular portion of this License Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Appendices in this License Agreement are to Sections and Appendices of this License Agreement. References to any Sections include Sections and subsections that are part of the related Section.

11.10 Binding Effect. This License Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

11.11 Assignment. This License Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided that either Party may assign this License Agreement without such consent to an Affiliate or to its successor in connection with sale of all or substantially all of its assets or business or that portion of its business pertaining to the subject matter of this License Agreement (whether by merger, consolidation or otherwise).

11.12 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this License Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, or registered or certified mail, return receipt requested, postage prepaid to the following addresses:

If to BioNTech:

BioNTech SE An der Goldgrube 12

D-5513 Mainz

Germany

Attention: [***]

If to Acuitas:

Acuitas Therapeutics Inc.

6190 Agronomy Road, Suite 405 Vancouver, B.C.

Canada V6T 1Z3

Attention: [***]

With a copy to: McCarthy Tetrault LLP

Suite 2400 745 Thurlow Street

Vancouver, B.C.

Canada V6E 0C5

Attention: [***]

Either Party may change its designated address by notice to the other Party in the manner provided in this Section 11.12.

11.13 Amendment and Waiver. This License Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

11.14 Severability. In the event that any provision of this License Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify the License Agreement to preserve (to the extent possible) their original intent.

11.15 Entire Agreement. This License Agreement together with the Development and Option Agreement and any other license agreements entered into during the Term pursuant to the Development and Option Agreement are the sole agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same.

11.16 Force Majeure. Neither Acuitas nor BioNTech will be liable for failure of or delay in performing obligations set forth in this License Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Acuitas or BioNTech; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

[Remainder of this Page Intentionally Left Blank]

WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

ACUITAS THERAPEUTICS INC.

By:
(Signature)
Name:	Thomas Madden
Title:	President & CEO
Date:	April 7, 2020

BIONTECH RNA PHARMACEUTICALS GMBH

By:
(Signature)
Name:
Title:
Date:

Signature Page to License Agreement

Appendix 1.1

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Appendix 1.17

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Appendix 1.23

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Appendix 1.53

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Appendix 2.4

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Appendix 9.2

Exceptions to Acuitas’ Representations and Warranties in Section 9.2